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                                                                    EXHIBIT 99.1


    Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of ComBanc, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 (the "Report"), I, Jason R. Thornell, Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                         (1) The Report fully complies with the requirements of
                             section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                         (2) The information contained in the Report fairly
                             presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jason R. Thornell
---------------------
Jason R. Thornell, Controller

February 21, 2003







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